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                                                                    Exhibit 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement
(Form S-8) pertaining to the 1991 Stock Option Plan of Gilead Sciences, Inc.
of our report dated January 24, 2000, with respect to the consolidated financial statements of Gilead Sciences, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


/s/ Ernst & Young LLP
------------------------------
Ernst & Young LLP

Palo Alto, California
October 6, 2000


                                       7.